Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Castellan Targeted Income ETF (CTIF)
Castellan Targeted Equity ETF (CTEF)
(the “Fund”)
July 9, 2025
Supplement to the Prospectus dated June 9, 2025

Effectively immediately, the third sentence of the “Dividends and Distributions” paragraph under the DIVIDENDS, DISTRIBUTIONS, AND TAXES section of the Prospectus as been revised as follows:
Each Fund expects to declare and to distribute its net investment income, if any, to shareholders as a dividend quarterly for the Castellan Targeted Income ETF and annually for the Castellan Targeted Equity ETF.

Please retain this Supplement for future reference.